SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2026

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.
Stamford, Connecticut 06902
(Address of principal executive offices, including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market
Series A Cumulative Redeemable Preferred Stock, $.001 Par Value	CHTRP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Chief Financial Officer

On August 28, 2026, Jessica M. Fischer, the current Chief Financial Officer of Charter Communications, Inc. (the “Company”), notified the Company that she has resigned as Chief Financial Officer of the Company to pursue another opportunity.  Ms. Fischer is expected to continue to serve as the Company’s Chief Financial Officer through October 15, 2026 (the “Effective Date”) and, prior to the Effective Date, will assist with the transition of her responsibilities through the closing process for the Company’s quarterly period ending September 30, 2026.  Ms. Fischer’s decision to resign was not the result of any disagreement with the Company, the Company’s management or any member of the Company’s Board of Directors (the “Board”), or on any matter relating to the Company’s operations, policies, practices, or financial reporting.  The Company has not changed any of its previously provided financial outlook or financial policy. The Company has begun a search process for its next Chief Financial Officer.

Appointment of Interim Chief Financial Officer

On August 30, 2026, the Board appointed Kevin D. Howard as the Company’s Interim Chief Financial Officer and as both principal financial officer and principal accounting officer of the Company for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), effective as of the Effective Date and until a successor may be appointed.

Mr. Howard, 57, serves as Executive Vice President, Chief Accounting Officer and Controller at Charter.  He joined Charter in 2002 as Director of Financial Reporting and was promoted to Chief Accounting Officer and Controller in 2006.  He also served as Interim Chief Financial Officer from August 1, 2010, through October 31, 2010.  Mr. Howard joined Charter from Arthur Andersen LLP, where he served as an auditor in the audit division for nearly a decade.  He is a certified public accountant and a certified managerial accountant.  He received a B.S. in finance and economics from the University of Missouri-Columbia.

There are no arrangements or understandings between Mr. Howard and any other persons pursuant to which Mr. Howard was appointed as Interim Chief Financial Officer of the Company.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On August 31, 2026, Charter issued a press release announcing the resignation of Ms. Fischer and the appointment of Mr. Howard, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company, CCO Holdings, LLC or CCO Holdings Capital Corp. under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description

99.1	Press Release, dated August 31, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.
Registrant

	By:	/s/ Jamal Haughton
Jamal Haughton
Date: August 31, 2026		Executive Vice President, General Counsel and Corporate Secretary

CCO HOLDINGS, LLC
Registrant

	By:	/s/ Jamal Haughton
Jamal Haughton
Date: August 31, 2026		Executive Vice President, General Counsel and Corporate Secretary

CCO HOLDINGS CAPITAL CORP.
Registrant

	By:	/s/ Jamal Haughton
Jamal Haughton
Date: August 31, 2026		Executive Vice President, General Counsel and Corporate Secretary